AMENDMENT NO. 3 TO
                              KENTUCKY UTILITIES COMPANY
                         DIRECTOR RETIREMENT RETAINER PROGRAM


                    The Kentucky Utilities Company Director Retirement

          Retainer Program, as heretofore amended (the "Plan"), is hereby further amended, effective as of November 1, 1996, in the

          following respects:

                    1.   By deleting Section 4.4 of the Plan and inserting

          in lieu thereof the following:

                         "4.4 Change in Control.  For purposes of the Plan,
                    a "Change in Control" shall have occurred if at any time on or after November 1, 1996, any of the following events shall occur:

                              (a)  The Company or the Parent (as
                         defined below) is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 60% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors (the "Voting Stock") of the Parent immediately prior to such transaction;

                              (b)  The Company or the Parent
                         sells or otherwise transfers all or
                         substantially all of its assets to any
                         other corporation or other legal entity, and as a result of such sale or transfer less than 60% of the combined voting power of the then-outstanding securities of such other corporation or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Parent immediately prior to such sale or transfer;

                              (c)  There is a report filed on
                         Schedule 13D or Schedule 14D-1 (or any
                         successor schedule, form or report or
                         item therein), each as promulgated
                         pursuant to the Securities Exchange Act

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                         of 1934, as amended (the "Act"),
                         disclosing that any person (as the term
                         "person" is used in Section 13(d)(3) or
                         Section 14(d)(2) of the Act) has become
                         the beneficial owner (as the term
                         "beneficial owner" is defined under Rule
                         13d-3 or any successor rule or
                         regulation promulgated under the Act) of securities representing 10% or more of the combined voting power of the Voting Stock of the Company or the Voting Stock of the Parent; or

                              (d)  If at any time during any
                         period of two consecutive years,
                         individuals who at the beginning of any
                         such period constitute the directors of
                         the Company or the Parent cease for any
                         reason to constitute at least a majority thereof, unless the election, or the nomination for election by such company's stockholders, of each director of such company first elected during such period was approved by a vote of at least two-thirds of the directors of such company then still in office who were directors of such company at the beginning of any such period.

                         Notwithstanding the foregoing provisions of
                    paragraph (c) above, unless otherwise determined in a specific case by majority vote of the Board of Directors of the Company and the Parent, a "Change in Control" shall not be deemed to have occurred for purposes of the Plan solely because (i) the Parent,
                    (ii) an entity in which the Company or the Parent directly or indirectly beneficially owns 50% or more of the voting securities (a "Subsidiary"), or (iii) any Company-sponsored, Parent-sponsored or Subsidiary-sponsored employee stock ownership plan or any other employee benefit plan of the Company, the Parent or Subsidiary, either files or becomes obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report or item therein) under the Act, disclosing beneficial ownership by it of shares of Voting Stock of the Company or the Parent, whether in excess of 10% or otherwise. For purposes of this Section 4.4, "Parent" shall mean KU Energy Corporation."

                    IN WITNESS WHEREOF, Kentucky Utilities Company has

          caused this instrument to be executed in its name by its Chairman of the Board, President and Chief Executive Officer and its

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          Corporate Seal to be hereunto affixed, attested by its Secretary,

          as of the 16th day of December, 1996.



                                             KENTUCKY UTILITIES COMPANY



                                             By:/s/Michael R. Whitley
                                                Chairman of the Board,
                                                President and Chief
                                                Executive Officer
          [CORPORATE SEAL]

          ATTEST:

          /s/George S. Brooks II











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